UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	August 31, 2006

AVOCENT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30575	91-2032368
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4991 CORPORATE DRIVE		HUNTSVILLE, AL 35805
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(256) 430-4000

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

On September 1, 2006, Avocent Corporation publicly disseminated a press release announcing that it had completed the acquisition of LANDesk Group Limited. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.24 hereto. In connection with the closing of the LANDesk acquisition, Avocent Corporation is providing pro forma financial statements and historical LANDesk financial statements that are incorporated herein by reference and filed as Exhibits 99.25 thru 99.27 hereto.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 16, 2006, Avocent Corporation entered into a Credit Agreement with Regions Bank for a $250,000,000 unsecured five-year revolving bank line of credit. The Credit Agreement was filed as Exhibit 99.18 to the Company’s Form 8-K filed on June 20, 2006. On September 6, 2006, the Company drew down an additional $150,000,000 under the Credit Agreement to fund the LANDesk closing, in part.

Item 3.02   Unregistered Sales of Equity Securities.

In connection with the closing of the LANDesk acquisition, the Avocent Corporation issued 7,074,385 shares of its common stock (the “Shares”) to LANDesk securityholders. These Shares were issued in reliance on an exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended. The availability of the Section 3(a)(10) exemption is based upon the determination by an appropriate governmental authority, after a public hearing at which all interested parties are invited to attend, that the terms and conditions of the issuance of the securities are fair. The Company was issued a permit qualifying the issuance of the Shares pursuant to Section 25121 of the California Corporate Securities Law of 1968, as amended, following a “fairness hearing” to which all interested parties were invited to attend, that was conducted by the California Commissioner of Corporations on August 24, 2006.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.24	Press release dated September 1, 2006
	99.25	LANDesk audited financial statements for 2005, 2004 and 2003
	99.26	LANDesk unaudited interim financial statements
	99.27	Avocent unaudited pro forma financial statements
	23.1	Consent of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION

Date: September 7, 2006
	By:	/s/ Edward H. Blankenship
Edward H. Blankenship
Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.24	Press release dated September 1, 2006
99.25	LANDesk audited financial statements for 2005, 2004 and 2003
99.26	LANDesk unaudited interim financial statements
99.27	Avocent unaudited pro forma financial statements
23.1	Consent of PricewaterhouseCoopers LLP